USAA
EAGLE
LOGO (R)

              F U N D  P R O F I L E
              ---------------------------------------------------------------
                                                            DECEMBER X, 2003



                             USAA INVESTART(R) FUNDS
                             BALANCED STRATEGY FUND
                            CORNERSTONE STRATEGY FUND
                             FIRST START GROWTH FUND
                                   INCOME FUND
                              SHORT-TERM BOND FUND
                                MONEY MARKET FUND

     The USAA mutual funds (the Funds) described in this Fund Profile are no-load mutual funds offered by USAA Investment Management Company, each with a separate investment objective. These Funds are part of USAA's InveStart program, which allows investors to make monthly electronic investments for as low as $20 per transaction with no initial investment required.

     An investment in any of these Funds is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

     This profile summarizes key information about each Fund that is included in each Fund's prospectus. Each Fund's prospectus includes additional information about the Fund, including a more detailed description of the risks associated with investing in the Fund that you may want to consider before you invest. You may obtain a prospectus and other information about each Fund at no cost by calling
     (800) 531-8181 or by visiting our web site at USAA.COM.

For easier reading, USAA Investment Management Company will be referred to as "we" or "us" throughout this Fund Profile.


WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES
AND MAIN STRATEGIES?

ASSET ALLOCATION FUNDS

     BALANCED STRATEGY FUND

     The Fund's investment objective is to seek high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

     The Fund's principal strategy is to provide a diversified investment program within one mutual fund by allocating the Fund's assets in each of the following investment categories according to the following targeted ranges.

          INVESTMENT                          PERCENTAGE TARGET RANGE
          CATEGORIES                                OF NET ASSETS

          Stocks                                      50 - 70%
          Bonds                                       30 - 50%
          Money Market Instruments                     0 - 10%

     Securities are classified by category at the time of purchase, and the ranges allow for a variance within each investment category.

     We are the Fund's investment adviser. We manage the bonds and money market instruments investment categories of the Fund. We have retained Wellington Management Company, LLP (Wellington Management) to serve as subadviser for the stocks investment category of the Fund.

     CORNERSTONE STRATEGY FUND

     The   Fund's    investment    objective   is   to   achieve   a   positive,
     inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital.

     The Fund's principal strategy is to provide a diversified investment program within one mutual fund by allocating the Fund's assets in each of the following investment categories according to the following targeted ranges.

          INVESTMENT                          PERCENTAGE TARGET RANGE
          CATEGORIES                                OF NET ASSETS

          U.S. Stocks                                15 - 70%
          International Stocks                        5 - 30%
          Bonds and Money Market Instruments          5 - 50%
          Real Estate Securities                      0 - 20%
          Precious Metals and Minerals Securities     0 - 10%

     Securities are classified by category at the time of purchase, and the ranges allow for a variance within each investment category.

2                                           Fund Profile -- USAA InveStart Funds

     We are the Fund's investment adviser. We manage the bonds and money market instruments and precious metals and minerals securities investment categories of the Fund. We have retained Wellington Management to serve as subadviser for the U.S. stocks and real estate securities investment categories of the Fund and MFS Investment Management (MFS) to serve as subadviser for the international stocks investment category of the Fund.


EQUITY FUND

     FIRST START GROWTH FUND
     The Fund's investment objective is long-term capital appreciation. The Fund was designed as part of a program to stimulate interest in long-term investing by young people. We are the Fund's investment adviser. We have retained Marsico Capital Management, LLC (Marsico) to serve as subadviser of the Fund. Marsico is responsible for investing the Fund's assets. Marsico's strategy to achieve the Fund's objective is to invest the Fund's assets primarily in equity securities of companies that provide goods or services Marsico believes are familiar to young people.


FIXED INCOME FUNDS

     INCOME FUND
     The Fund's investment objective is maximum current income without undue risk to principal. Our strategy to achieve this objective will be to invest the Fund's assets primarily in U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved.

     SHORT-TERM BOND FUND
     The Fund's investment objective is high current income consistent with preservation of principal. Our strategy to achieve this objective will be to normally invest at least 80% of the Fund's assets in a broad range of investment-grade debt securities. We will maintain a dollar-weighted average portfolio maturity of three years or less.


MONEY MARKET FUND

     MONEY MARKET FUND
     The Fund's investment objective is the highest income consistent with preservation of capital and the maintenance of liquidity. Our strategy to achieve this objective will be to invest the Fund's assets in high-quality, U.S. dollar-denominated, short-term debt instruments that present minimal credit risk and comply with strict Securities and Exchange Commission guidelines applicable to money market funds.


Fund Profile -- USAA InveStart Funds                                           3

     Additional information about each Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. You may obtain either or both of these reports at no cost by calling (800) 531-8181.


WHAT ARE THE MAIN RISKS OF INVESTING IN THESE FUNDS?

RISK THAT APPLIES TO ALL FUNDS

     MANAGEMENT RISK
     Each Fund is subject to management risk in that there is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results.

RISK THAT APPLIES TO ALL FUNDS EXCEPT THE SHORT-TERM BOND
AND MONEY MARKET FUNDS

     STOCK MARKET RISK
     Because the Funds invest in equity securities, they are subject to stock market risk. Stock prices in general may decline over short or even extended periods regardless of the success or failure of a company's operations. Stock markets tend to run in long cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

RISKS THAT APPLY PRIMARILY TO THE BALANCED STRATEGY, CORNERSTONE STRATEGY, INCOME, SHORT-TERM BOND, AND MONEY MARKET FUNDS

     CREDIT RISK
     The bonds in each Fund's portfolio are subject to credit risk, which involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

     INTEREST RATE RISK
     As mutual funds investing in bonds, each Fund is subject to the risk that the market value of the bonds will fluctuate because of changes in interest rates.

       IF INTEREST RATES INCREASE: the yield of a Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the net asset value (except in the case of the Money Market
       Fund) and total return.

       IF INTEREST RATES DECREASE: the yield of a Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value (except in the case of the Money Market Fund) and total return.

4                                           Fund Profile -- USAA InveStart Funds

     STRUCTURAL RISK
     Some tax-exempt securities, referred to as "synthetic instruments," are created by combining a long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is typically conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment.

     U.S. GOVERNMENT SPONSORED ENTITIES (GSES)
     While securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities by other GSEs, such as Freddie Mac and Fannie Mae, are supported only by the credit of the issue agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

RISK THAT APPLIES TO PRIMARILY TO THE CORNERSTONE STRATEGY
AND INCOME FUNDS

     REAL ESTATE INVESTMENT TRUSTS (REITS)
     Investing in REITs may subject a Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, a Fund is also subject to credit risk.

RISK THAT APPLIES TO BALANCED STRATEGY AND CORNERSTONE
STRATEGY FUNDS

     REBALANCING RISK
     Rebalance risk involves the purchasing and selling of securities in order to rebalance a Fund's portfolio to within its target ranges. In doing so, a Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, a Fund also has less flexibility in the timing of purchases and sales of securities then it would otherwise. While we will attempt to minimize any adverse impact to a Fund or its shareholders, a Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

Fund Profile -- USAA InveStart Funds                                           5

RISK THAT APPLIES PRIMARILY TO THE INCOME AND SHORT-TERM BOND FUNDS

     PREPAYMENT RISK
     Prepayment risk involves the possibility that prepayments of mortgages in a Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund.

RISK THAT APPLIES PRIMARILY TO THE CORNERSTONE STRATEGY AND FIRST START GROWTH FUNDS

     FOREIGN INVESTING RISK
     Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulty in obtaining legal judgments, foreign withholding taxes, and uncertain political conditions.

RISK THAT APPLIES PRIMARILY TO THE CORNERSTONE STRATEGY FUND

     PRECIOUS METALS AND MINERALS RISK
     Investing in precious metals and minerals securities involves the risk that the value of the Fund's investments in the securities of precious metals and minerals companies will decrease because of a decrease in the value of precious metals and minerals.

RISK THAT APPLIES PRIMARILY TO THE MONEY MARKET FUND

     Unlike a savings account, an investment in the Money Market Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money investing in this Fund.


     Because any investment involves risk, there is no assurance the Funds will achieve their investment objective. As you consider an investment in any of these Funds, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is also a risk of investing in these Funds.


6                                           Fund Profile -- USAA InveStart Funds

COULD THE VALUE OF YOUR INVESTMENT
IN THESE FUNDS FLUCTUATE?

     Yes it could. The value of your investment in a Fund will fluctuate with the changing market values of the investments in the Fund's portfolio. The following bar charts and tables illustrate each Fund's volatility and performance from year to year for each full calendar year over the past ten years or since that Fund's inception and show how each Fund's average annual total returns for the periods indicated compared to those of relevant securities market indexes.

     The after-tax returns in the tables are shown in two ways: (1) assumes that you owned Fund shares during the entire period and paid taxes on the Fund's distributions of taxable income and capital gains and (2) assumes that you paid taxes on that Fund's distributions of taxable income and capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown below are not relevant to you.

     Remember, historical performance (before and after taxes) does not indicate what will happen in the future.

Fund Profile -- USAA InveStart Funds                                           7

     BALANCED STRATEGY FUND

[BAR CHART]

                    CALENDAR YEAR                  TOTAL RETURN
                         1996*                         13.45%
                         1997                          19.05%
                         1998                           8.69%
                         1999                          18.90%
                         2000                          -4.50%
                         2001                          10.96%
                         2002                         -10.11%

                  *Fund began operations on September 1, 1995.

      BEST QUARTER*                                      WORST QUARTER*
      15.58% 4th Qtr. 1998                        -11.56% 3rd Qtr. 1998

      * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

8                                           Fund Profile -- USAA InveStart Funds

                          AVERAGE ANNUAL TOTAL RETURNS
                    For the Periods Ended September 30, 2003

                                                              SINCE INCEPTION
                                PAST 1 YEAR    PAST 5 YEARS            9/1/95

  Return Before Taxes                15.75%           7.68%             8.26%

  Return After Taxes
  on Distributions                   14.44%           6.27%             6.81%

  Return After Taxes on
  Distributions and Sale
  of Fund Shares                     10.10%           5.86%             6.37%

  Russell 3000(R)Index*
  (reflects no deduction
  for fees, expenses, or taxes)      25.92%           1.93%            8.77%+

  Lehman Brothers U.S.
  Aggregate Bond Index*
  (reflects no deduction
  for fees, expenses, or taxes)       5.41%           6.63%            7.44%+

  Lipper Balanced Funds
  Index** (reflects no deduction
  for taxes)                         17.17%           3.62%            7.50%+

     * The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

     ** The Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

     + The performance of the Russell 3000 Index, the Lehman Brothers U.S. Aggregate Bond Index, and the Lipper Balanced Funds Index is calculated with a commencement date of August 31, 1995, while the Fund's inception date is September 1, 1995. There may be a slight variation in the comparative performance numbers due to this difference.

Fund Profile -- USAA InveStart Funds                                           9

     CORNERSTONE STRATEGY FUND

[BAR CHART]

                    CALENDAR YEAR                  TOTAL RETURN
                         1993                          23.73%
                         1994                          -1.05%
                         1995                          18.40%
                         1996                          17.87%
                         1997                          15.64%
                         1998                           2.01%
                         1999                           8.13%
                         2000                           2.75%
                         2001                          -4.72%
                         2002                          -8.26%

      BEST QUARTER*                                      WORST QUARTER*
      10.06% 1st Qtr. 1993                        -10.72% 3rd Qtr. 1998

      * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


10                                          Fund Profile -- USAA InveStart Funds

                          AVERAGE ANNUAL TOTAL RETURNS
                    For the Periods Ended September 30, 2003
                                                                          SINCE
                                                                      INCEPTION
                          PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS    8/15/84

  Return Before Taxes          17.62%          3.20%           6.28%     9.52%

  Return After Taxes
  on Distributions             16.57%          1.76%           4.30%      7.90%

  Return After Taxes on
  Distributions and Sale
  of Fund Shares               11.64%          2.06%           4.36%      7.63%

  S&P 500(R)Index*
  (reflects no deduction
  for fees, expenses, or
  taxes)                       24.37%          1.00%          10.04%     13.26%+

  Lipper Global Flexible
  Funds Index** (reflects
  no deduction for taxes)      21.14%          4.94%           6.61%       n/a

     * The S&P 500 Index is a broad-based composite unmanaged index that represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

     ** The  Lipper  Global   Flexible  Funds  Index  tracks  the  total  return
        performance of the 30 largest funds within the Lipper Global Flexible Portfolio Funds category. This category includes funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments with a focus on total return. At least 25% of each portfolio is invested in securities traded outside of the United States.

     + The performance of the S&P 500 Index is calculated with a commencement date of July 31, 1984, while the Fund's inception date is August 15, 1984. There may be a slight variation in the comparative performance numbers due to this difference.

Fund Profile -- USAA InveStart Funds                                          11

     FIRST START GROWTH FUND

[BAR CHART]

                    CALENDAR YEAR                  TOTAL RETURN
                         1998*                         40.96%
                         1999                          21.83%
                         2000                         -16.41%
                         2001                         -32.60%
                         2002                         -29.65%

                  *Fund began operations on August 1, 1997.

      BEST QUARTER*                                      WORST QUARTER*
      30.12% 4th Qtr. 1998                        -30.57% 3rd Qtr. 2001

      * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

12                                          Fund Profile -- USAA InveStart Funds

                          AVERAGE ANNUAL TOTAL RETURNS
                    For the Periods Ended September 30, 2003

                                                             SINCE INCEPTION
                                PAST 1 YEAR    PAST 5 YEARS           8/1/97

  Return Before Taxes                17.97%          -5.53%          -3.35%

  Return After Taxes
  on Distributions                   17.97%          -5.56%          -3.42%

  Return After Taxes on
  Distributions and Sale
  of Fund Shares                     11.68%          -4.63%          -2.84%

  Russell 1000 Growth(R)Index*
  (reflects no deduction for fees,
  expenses, or taxes)                25.92%          -2.46%         -0.51%+

  Lipper Large-Cap Growth
  Funds Index** (reflects no
  deduction for taxes)               20.33%          -2.90%         -1.16%+


     * The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

     ** The  Lipper  Large-Cap  Growth  Funds  Index  tracks  the  total  return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500
        Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales growth figure, compared to the S&P 500 Index.

     + The performance of the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index is calculated with a commencement date of July 31, 1997, while the Fund's inception date is August 1, 1997. There may be a slight variation in the comparative performance numbers due to this difference.

Fund Profile -- USAA InveStart Funds                                          13

     INCOME FUND

[BAR CHART]

                    CALENDAR YEAR                  TOTAL RETURN
                         1993                           9.94%
                         1994                          -5.21%
                         1995                          24.47%
                         1996                           1.33%
                         1997                          11.05%
                         1998                           8.75%
                         1999                          -3.85%
                         2000                          13.34%
                         2001                           7.58%
                         2002                           8.63%


      BEST QUARTER*                                      WORST QUARTER*
      6.92% 2nd Qtr. 1995                          -5.09% 1st Qtr. 1994


      * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

14                                          Fund Profile -- USAA InveStart Funds

                          AVERAGE ANNUAL TOTAL RETURNS
                    For the Periods Ended September 30, 2003

                                                                          SINCE
                                                                      INCEPTION
                          PAST 1 YEAR  PAST 5 YEARS   PAST 10 YEARS      3/4/74

  Return Before Taxes           5.42%        6.04%            6.70%       9.63%

  Return After Taxes
  on Distributions              3.62%        3.46%            3.85%       5.84%

  Return After Taxes on
  Distributions and Sale
  of Fund Shares                3.44%        3.54%            3.90%       5.78%

  Lehman Brothers U.S.
  Aggregate Bond Index*
  (reflects no deduction
  for fees, expenses,
  or taxes)                     5.41%        6.63%            6.92%         n/a

  Lipper A Rated Bond Funds
  Index** (reflects no deduction
  for taxes)                    6.08%        5.76%            6.14%         n/a


     * The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

     ** The Lipper A Rated Bond Funds Index tracks the total return performance of the 30 largest funds within the Lipper Corporate Debt Funds A Rated category. This category includes funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues.


Fund Profile -- USAA InveStart Funds                                          15

     SHORT-TERM BOND FUND

[BAR CHART]

                    CALENDAR YEAR                  TOTAL RETURN
                         1994*                          0.02%
                         1995                          11.18%
                         1996                           6.31%
                         1997                           7.16%
                         1998                           5.03%
                         1999                           4.06%
                         2000                           7.12%
                         2001                           5.07%
                         2002                          -0.12%

                  *Fund began operations on June 1, 1993.


      BEST QUARTER*                                      WORST QUARTER*
      4.72% 2nd Qtr. 1995                          -3.11% 4th Qtr. 2001

      * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

16                                          Fund Profile -- USAA InveStart Funds

                          AVERAGE ANNUAL TOTAL RETURNS
                    For the Periods Ended September 30, 2003

                                                                          SINCE
                                                                      INCEPTION
                               PAST 1 YEAR  PAST 5 YEARS PAST 10 YEARS   6/1/93

  Return Before Taxes                4.30%         4.04%         5.00%     5.05%

  Return After Taxes
  on Distributions                   2.73%         1.75%         2.62%     2.69%

  Return After Taxes on
  Distributions and Sale
  of Fund Shares                     2.72%         2.01%         2.76%     2.82%

  Lehman Brothers 1-3 Government/
  Credit Index* (reflects no
  deduction for fees, expenses,
  or taxes)                          3.81%         5.91%         5.94%    5.97%+

  Lipper Short Investment Grade
  Bond Funds Index** (reflects
  no deduction for taxes)            3.49%         5.01%         5.29%    5.38%+


     * The Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index of all the government, agency, and corporate bonds longer than one year and less than three years.

     ** The Lipper Short Investment Grade Bond Funds Index tracks the total return performance of the 30 largest funds within the Short Investment Grade Debt Funds category. This category includes funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years.

     + The performance of the Lehman Brothers 1-3 Government/Credit Index and the Lipper Short Investment Grade Bond Funds Index is calculated at the end of the month, May 31, 1993, while the Fund's inception date is June 1, 1993. There may be a slight variation in the comparative performance numbers due to this difference.

Fund Profile -- USAA InveStart Funds                                          17

[BAR CHART]

     MONEY MARKET FUND

                    CALENDAR YEAR                  TOTAL RETURN
                         1993                           3.01%
                         1994                           4.05%
                         1995                           5.80%
                         1996                           5.24%
                         1997                           5.40%
                         1998                           5.34%
                         1999                           4.97%
                         2000                           6.15%
                         2001                           3.96%
                         2002                           1.52%


      BEST QUARTER*                                      WORST QUARTER*
      1.57% 4th Qtr. 2000                           0.34% 4th Qtr. 2002

      * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


                          AVERAGE ANNUAL TOTAL RETURNS
                    For the Periods Ended September 30, 2003

                                                                 SINCE INCEPTION
                        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS         1/30/81

  Money Market Fund           1.01%         3.69%          4.37%           6.52%



FEES AND EXPENSES

     This summary shows what it will cost you, directly or indirectly, to invest in each of these Funds.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell shares of these Funds. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

18                                          Fund Profile -- USAA InveStart Funds

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of a Fund's assets and are reflected in the Fund's share price and dividends. "Other expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below are based upon the actual expenses of each Fund, before applicable reimbursements, and show actual expenses deducted from each Fund's assets during the Fund's past fiscal year ended May 31, 2003 (in the case of the Balanced Strategy and Cornerstone Strategy Funds) or July 31, 2003 (in the case of the First Start Growth, Income, Short-Term Bond, and Money Market Funds) and are calculated as a percentage of average net assets (ANA).


                      MANAGEMENT   DISTRIBUTION     OTHER       TOTAL ANNUAL
                         FEES      (12B-1) FEES   EXPENSES   OPERATING EXPENSES
-------------------------------------------------------------------------------
BALANCED STRATEGY FUND    .78%a        None          .69%           1.47%b,c
CORNERSTONE STRATEGY FUND .76%a        None          .51%           1.27%b,c
FIRST START GROWTH FUND   .70%a        None         2.47%           3.17%b,c
INCOME FUND               .19%a        None          .31%            .50%b
SHORT-TERM BOND FUND      .17%a        None          .38%            .55%b
MONEY MARKET FUND         .24%         None          .35%            .59%b


     a For each Fund's most recent fiscal year ended in 2003, a performance fee adjustment affected the base management fees as follows:

         FUND                             BASE FEE        PERFORMANCE ADJUSTMENT

         Balanced Strategy Fund            0.75%                 0.03%
         Cornerstone Strategy Fund         0.75%                 0.01%
         First Start Growth Fund           0.75%                (0.05%)
         Income Fund                       0.24%                (0.05%)
         Short-Term Bond Fund              0.24%                (0.07%)


     b Through fee offset arrangements with certain of the Fund's service providers, realized credits, if any, are used to reduce the Fund's expenses. Total Annual Operating Expenses of the Fund reflect total expenses, excluding fee offset arrangements, which, for the most recent fiscal year, had the following effect on the Fund's total annual operating expense ratio:

         FUND                             EFFECT

         Balanced Strategy Fund           (0.01%)
         Cornerstone Strategy Fund        (0.01%)
         First Start Growth Fund            -
         Income Fund                        -
         Short-Term Bond Fund               -
         Money Market Fund                (0.01%)

     c We have voluntarily agreed to limit the Total Annual Operating Expenses of the Balanced Strategy, Cornerstone Strategy, and First Start Growth Funds to 1.00%, 1.19%, and 1.45%, respectively, of the applicable Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the applicable

Fund Profile -- USAA InveStart Funds                                          19

        Fund for all expenses in excess of the amount. We can modify or terminate these arrangements at any time. With these reimbursements, each Fund's Actual Total Annual Operating Expenses were as follows:


                                                             Actual Total Annual
                                    Total Annual              Operating Expenses
                                     Operating  Reimbursement       After
         Fund                        Expenses     From IMCO     Reimbursement
       -----------------------------------------------------------------------

         Balanced Strategy Fund          1.47%         .47%           1.00%
         Cornerstone Strategy Fund       1.27%         .08%           1.19%
         First Start Growth Fund         3.17%        1.72%           1.45%


     EXAMPLE OF EFFECT OF THE FUNDS' OPERATING EXPENSES

     This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming:

     |_|  a 5% annual return,

     |_| the Fund's operating expenses (before any applicable fee offset or reimbursement) remain the same, and

     |_|  you redeem all of your shares at the end of the periods shown.

                                  1 YEAR    3 YEARS      5 YEARS    10 YEARS
------------------------------------------------------------------------------
  BALANCED STRATEGY FUND           $150       $465        $803      $1,757
  CORNERSTONE STRATEGY FUND        $129       $403        $697      $1,534
  FIRST START GROWTH FUND          $320       $977      $1,659      $3,476
  INCOME FUND                       $51       $160        $280        $628
  SHORT-TERM BOND FUND              $56       $176        $307        $689
  MONEY MARKET FUND                 $60       $189        $329        $738


WHO IS THE FUND'S INVESTMENT ADVISER?

     USAA Investment Management Company serves as the manager of these Funds.

     BALANCED STRATEGY FUND

     We are responsible for the day-to-day investment management of the portion of the Balanced Strategy Fund that invests in bonds and money market instruments. We have retained Wellington Management to serve as the subadviser for the portion of the Fund that invests in stocks. We are responsible for allocating assets to the subadvisers.

20                                          Fund Profile -- USAA InveStart Funds

     PORTFOLIO MANAGEMENT

     BONDS: Margaret Weinblatt, Ph.D., CFA, vice president of Mutual Fund Portfolios, has managed the Bonds investment category since May 2002. She has 24 years of investment management experience and has worked for us for four years. Prior to joining IMCO, she worked for Countrywide Investments from June 1998 to November 1999; Copernicus Asset Management, Ltd. from January 1996 to 1998; and Neuberger & Berman from 1986 to October 1995.

     STOCKS: Matthew E. Megargel, CFA and senior vice president, joined Wellington Management in 1983 as a Global Industry Analyst. He began managing diversified client portfolios in 1990.

     CORNERSTONE STRATEGY FUND

     We are responsible for the day-to-day investment management of the portion of the Cornerstone Strategy Fund that invests in the bonds and money market instruments and precious metals and minerals investment categories. We have retained Wellington Management to serve as the subadviser for the U.S. stocks and real estate securities investment categories and MFS to serve as subadviser for the international stocks investment category of the Fund. We are responsible for allocating assets to the subadvisers.

     PORTFOLIO MANAGEMENT

     BONDS AND MONEY MARKET INSTRUMENTS: Margaret Weinblatt, Ph.D., CFA, vice president of Mutual Fund Portfolios, has managed the Bonds and Money Market Instruments (formerly U.S. Government Securities) investment category since January 2002. She has 24 years of investment management experience and has worked for us for four years. Prior to joining IMCO, she worked for Countrywide Investments from June 1998 to November 1999; Copernicus Asset Management, Ltd. from January 1996 to 1998; and Neuberger & Berman from 1986 to October 1995.

     PRECIOUS METALS AND MINERALS SECURITIES: Mark W. Johnson, CFA, assistant vice president of Equity Investments, has managed the Precious Metals and Minerals Securities investment category since January 1994. He has 29 years of investment management experience and has worked for IMCO for 15 years.

     U.S. STOCKS: Matthew E. Megargel, CFA and senior vice president, manages the U.S. Stocks investment category of the Fund. He joined Wellington Management in 1983 as a global industry analyst. He began managing diversified client portfolios in 1990.

     REAL ESTATE SECURITIES: James P. Hoffmann, senior vice president, global industry analyst, and portfolio manager manages the Real Estate Securities investment category of the Fund. He joined Wellington Management in 1997.

Fund Profile -- USAA InveStart Funds                                          21

     INTERNATIONAL STOCKS: David R. Mannheim, senior vice president and global equity portfolio manager, co-manages the International Stocks investment category of the Fund. He has 19 years of investment management experience and has worked for MFS for 15 years.

     Marcus L. Smith, vice president and non-U.S. equity portfolio manager, co-manages the International Stocks investment category of the Fund. He has 13 years of investment management experience and has worked for MFS for nine years.

     FIRST START GROWTH FUND

     We have retained Marsico to serve as the subadviser for the Fund.

     PORTFOLIO MANAGEMENT

     Thomas F. Marsico, chief executive officer of Marsico, is primarily responsible for the day-to-day management of the Fund. Mr. Marsico has more than 20 years of experience as a securities analyst and portfolio manager. Prior to forming Marsico in 1997, Mr. Marsico was an executive vice president of the Janus Investment Fund from 1990 to 1997.

     INCOME FUND

     We are responsible for managing the Income Fund's portfolio.

     PORTFOLIO MANAGEMENT

     Margaret Weinblatt, Ph.D., CFA, vice president of Mutual Fund Portfolios, has managed the Fund since February 2000. She has 24 years of investment management experience and has worked for us for four years. Prior to joining IMCO, she worked for Countrywide Investments from June 1998 to November 1999; Copernicus Asset Management, Ltd. from January 1996 to 1998; and Neuberger & Berman from 1986 to October 1995.

     SHORT-TERM BOND FUND

     We are responsible for managing the Short-Term Bond Fund's portfolio.

     PORTFOLIO MANAGEMENT

     R. Matthew Freund, CFA, assistant vice president of Fixed Income Investments, has managed the Fund since May 2002. Mr. Freund has 14 years of investment management experience and has worked for IMCO for nine years.

     MONEY MARKET FUND

     We are responsible for managing the Money Market Fund's portfolio.

22                                          Fund Profile -- USAA InveStart Funds

     PORTFOLIO MANAGEMENT

     Pamela Bledsoe Noble, CFA, vice president of Money Market Funds, has managed the Fund since May 1996. Ms. Noble has 15 years of investment management experience and has worked for IMCO for 12 years.


HOW DO I BUY SHARES?

     You may complete the enclosed application and return it to us with your check. If you prefer to open your account by exchange or bank wire, simply call us at (800) 531-8181 for instructions.

     THE FUNDS DESCRIBED IN THIS FUND PROFILE ARE AVAILABLE THROUGH OUR USAA INVESTART PROGRAM AND REQUIRE NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY ELECTRONIC INVESTMENTS OF AT LEAST $20 PER TRANSACTION, PER ACCOUNT.

     Otherwise, the minimum initial investment is $3,000 ($500 Uniform Gifts/Transfers to Minor Act (UGMA/UTMA) accounts and $250 for IRAs). We may periodically offer programs that reduce the minimum amounts for monthly electronic investments.

     Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.


HOW DO I SELL SHARES?

     You may redeem all or a portion of your Fund shares on the Internet, by written request, telephone, fax, or telegram on any day the net asset value per share is calculated.

     With respect to the Short-Term Bond and Money Market Funds, you may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 WILL BE RETURNED UNPAID. You will not be charged for the use of checks or any subsequent reorders. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account. Remember, writing a check on the Short-Term Bond Fund results in a taxable event and is therefore reportable for federal tax purposes.


HOW ARE DISTRIBUTIONS MADE AND TAXED?

     Net investment income dividends are paid quarterly for the Balanced Strategy Fund, annually for the Cornerstone Strategy and First Start Growth Funds, and monthly for the Income Fund. Net investment income dividends for the Short-Term Bond and Money Market Funds are accrued daily and paid on the last business day of the month. Daily dividends are declared at the time the net asset value per share is calculated.

Fund Profile -- USAA InveStart Funds                                          23

     Ordinarily, any net realized capital gain distributions will be paid in December of each year. Distributions are automatically reinvested in additional shares unless you specify otherwise. The Funds may make additional distributions to shareholders, when considered appropriate or necessary. For example, a Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of those dividends are expected to be eligible for the reduced maximum federal income tax rate on "qualified dividend income" received by individuals (recently enacted under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (2003 Tax Act)). Regardless of the length of time you have held Fund shares, distributions of net realized gains (I.E., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Under the 2003 Tax Act, a 15% maximum federal income tax rate will apply to Fund distributions to individual shareholders of net capital gain it recognizes on sales or exchanges between May 6, 2003, and May 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.


WHAT SERVICES ARE AVAILABLE?

       We provide a wide variety of services including:

           |_|    Internet access--USAA.COM
           |_|    account information and assistance
           |_|    24-hour automated telephone services through TouchLine(R)
           |_|    periodic statements and reports
           |_|    automatic investment plans
           |_|    free exchanges among USAA Funds


Our customer service representatives are available to assist you, call toll free
(800) 531-8181, Monday through Friday from 7 a.m. to 10 p.m. CT, Saturday from 8:30 a.m. to 5 p.m. CT, and Sunday from 10:30 a.m. to 7 p.m. CT.


[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES



                                                                    [graphic]
xxxxx-1203  (c) 2003, USAA. All rights reserved.                    Recycled
                                                                      Paper

[USAA EAGLE]  9800 Fredericksburg Road                      USAA INVESTART FUNDS
[LOGO (R)]    SAn Antonio, Texas 78288                   NEW ACCOUNT APPLICATION
                                                                       (NON-IRA)


                    The USA PATRIOT Act requires verification of identity. Therefore, please provide the information requested. Omissions or an inability to verify this information may cause a processing delay.

--------------------------------------------------------------------------------
1.   ACCOUNT REGISTRATION
--------------------------------------------------------------------------------

 ------------------------
| You may set up your    |
| account as individual, |
| joint, or Uniform      |
| Gift/Transfer to a     |
| Minor. Please print    |
| in blue or black ink.  |
 ------------------------

[_] A. INDIVIDUAL (If Joint, complete  section B. If UGMA/UTMA, complete section
                   C.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name                            Social Security  USAA Number     Date of Birth
(first, middle initial, last)   Number           (if any)         (mm/dd/yy)

--------------------------------------------------------------------------------
Physical Address             City            State               Zip Code
(P.O. Box cannot be accepted)

[_] B. JOINT ACCOUNT OWNER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Joint Owner's Name              Social Security  USAA Number     Date of Birth
(first, middle initial, last)   Number           (if any)         (mm/dd/yy)

--------------------------------------------------------------------------------
Physical Address             City            State               Zip Code
(P.O. Box cannot be accepted)

Relationship to Account Owner __________________________________________________
Registration will be Joint Tenants with Right of Survivorship unless otherwise specified.


[_] C. UNIFORM GIFT/TRANSFER TO MINOR (UGMA/UTMA)A/UTMA)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Custodian's Name                Social Security  USAA Number     Date of Birth
(first, middle initial, last)   Number           (if any)         (mm/dd/yy)

--------------------------------------------------------------------------------
Minor's Name                    Social Security  USAA Number     Date of Birth
(first, middle initial, last)   Number           (if any)         (mm/dd/yy)

--------------------------------------------------------------------------------

Minor's state of residence __________ Custodian's relationship to Minor ________

I (WE) HAVE FULL RIGHT, POWER, AUTHORITY AND LEGAL CAPACITY AND AM (ARE) OF LEGAL AGE IN THE STATE OF RESIDENCE TO PURCHASE SHARES OF THE USAA CORNERSTONE STRATEGY FUND. I (WE) HAVE RECEIVED AND READ THE CURRENT FUND PROFILE.

--------------------------------------------------------------------------------
2.   CHOOSING YOUR INVESTMENT AMOUNT
--------------------------------------------------------------------------------

 -----------------------
| You can open your     |
| account  with a lump  |
| sum amount (minimum   |
| $3,000), or with      |
| automatic monthly     |
| investments of at     |
| least $20 through     |
| USAA's InveStart(R)   |
| program. Attach a     |
| voided check or       |
| deposit slip from     |
| your bank.            |
 -----------------------
Fund: USAA Balanced Stratgy Fund            USAA Cornerstone Strategy Fund
      USAA First Start Growth Fund          USAA Income Fund
      USAA Short-Term Bond Fund             USAA Money Market Fund

Initial investment amount (lump sum): $ ______________________ ($3,000 minimum) Please make check payable to USAA FAMILY OF FUNDS


Automatic monthly investment amount: $ ________________________ ($20 minimum)


Days of the month you want to invest: ________________ Start date:_____________ If a date is not selected, drafts will occur on the 15th of each month.


Attach a voided check or deposit slip from your bank to set up automatic investments.


What type of account is this?    [_] Checking   [_] Savings


USAA INVESTMENT MANAGEMENT COMPANY * 1-800-531-8448 * FAX 1-800-292-8177
* USAA.COM

                                                                      xxxxx-0503

--------------------------------------------------------------------------------
3.   DIVIDENT AND/OR CAPITAL GAIN DISTRIBTIONS
--------------------------------------------------------------------------------
 --------------------------
| Dividends and capital    |
| gains will be reinvested |
| unless otherwise         |
| indicated.               |
 --------------------------

DIVIDENDS

[_] Deposit into an existing USAA Mutual Fund.
    My account number is ___________________________.
[_] Send to my financial institution listed in section 2.
[_] Mail check to my home address.


CAPITAL GAINS

[_] Deposit into an existing USAA Mutual Fund.
    My account number is ____________________

[_] Send to my financial instittion listed in section 2.
[_] Mail check to my home address.


--------------------------------------------------------------------------------
4.   CONDITIONS AND AUTHORIZATIONS
--------------------------------------------------------------------------------

I (we) understand that I (we) have the option of purchasing shares of the Fund after reviewing the information in the Profile or after requesting and reviewing the Fund's prospectus (and other information) before making a decision about investing in the Fund. I (we) understand the Fund's investment objective and have determined that the Fund is a suitable investment based upon my (our) investment needs and financial situation. I (we) understand that my (our) account will automatically have the telephone/fax/telegram redemption privilege, and the telephone exchange privilege, all of which are set forth in the Fund's current prospectus. I (we) agree to be bound to the terms and conditions of this application and the appropriate prospectus when I (we) make an exchange or an electronic transaction into any of the USAA family of funds that is established now or in the future using the same registration described in this application. I (we) ratify any instructions given pursuant to this application and agree to be bound to its terms and conditions. I (we) agree that State Street Bank and Trust Company, USAA Investment Management Company (USAA Investments), USAA Shareholder Account Services, USAA Tax Exempt Fund, Inc., USAA Mutual Fund, Inc., USAA Investment Trust or USAA State Tax-Free Trust will not be liable for any loss, liability, cost or expenses for acting upon such instructions.

If InveStart(R) is selected, I authorize and direct USAA Investments to begin, and the financial institution named on the enclosed voided check or deposit slip to accept, electronic deposits (credits) or withdrawals (debits) to my (our) designated account(s) and to begin withdrawals (debits), if necessary, for any deposits made in error. Automated debit or credit entries shall constitute my
(our) receipt for the transaction(s). This authority is to remain in full force and effect until USAA Investments has received written or phone notification from me (us) of its termination at such time and in such manner as to give USAA Investments reasonable opportunity to act on it.

If you notice an error on your account statement or in the execution of a transaction made on your behalf, please notify USAA Investments within ten (10) days. If you do not notify USAA Investments within 10 days of the transmission of the report or statement, we will consider that you are in agreement with the content.

--------------------------------------------------------------------------------

T.I.N./BACKUP WITHHOLDING CERTIFICATION
UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (1) the Social Security Number/Taxpayer Identification Number provided on this application is my correct number and; (2) that I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, (NOTE: IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING, AND YOU HAVE NOT RECEIVED NOTICE FROM THE IRS ADVISING THAT BACKUP WITHHOLDING IS TERMINATED, PLEASE CROSS OUT #2 ABOVE.) and (3) I am a U.S. person (including a U.S. resident alien). I UNDERSTAND THAT THE IRS DOES NOT REQUIRE MY CONSENT TO ANY PROVISIONS OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

--------------------------------------------------------------------------------
5.  PLEASE SIGN AND DATE. THEN MAIL IT TO US IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------
 -------------------------
| You're done! Just sign, |
| date and mail in the    |
| enclosed postage        |
| paid envelope. Make     |
| checks payable to       |
| "USAA Family of Funds." |
| Please enclose a        |
| voided check or deposit |
| slip for automatic      |
| transfers.              |
 -------------------------

APPLICATION MUST BE SIGNED EXACTLY AS NAME(S) APPEAR ON THIS APPLICATION. (Unsigned applications and applications without a Social Security or Taxpayer Identification Number will be subject to backup withholding. All registrants must sign.)



Signature of Account Owner or Custodian ________________________________________

Date ________________________

Citizenship:  [_] U.S.   [_] Resident Alien   [_] Non-Resident Alien
             Specify Country:_________________________


Signature of  Joint Account Owner (if applicable) ______________________________


Date ________________________


Citizenship:  [_] U.S.   [_] Resident Alien   [_] Non-Resident Alien
             Specify Country:________________________